Exhibit 99.2


                           CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of C&D Technologies, Inc. ("C&D"), that, to his knowledge, the Quarterly Report of C&D on Form 10-Q for the period ended July 31, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of C&D.



Date:  September 13, 2002                    /s/ Stephen E. Markert, Jr.
       ------------------                    -----------------------------------
                                             Stephen E. Markert, Jr.
                                             Vice President Finance
                                             (Principal Financial and
                                             Accounting Officer)